Exhibit 99.1 Investor Presentation Building a powerful new future in cellular IO September 2021Exhibit 99.1 Investor Presentation Building a powerful new future in cellular IO September 2021

Forward Looking Statement This presentation contains estimates, projections and other forward-looking statements, concerning, among other things: our research and development activities relating to our GoCAR™ platform, our CaspaCIDe safety switch, and related technologies; our product candidates including BPX-601, BPX-603, and rimiducid; the timing and success of our current and planned clinical trials, including the timing of receipt of data from such clinical trials and the timing of our reports of such data; the possible range of applications of our cell therapy programs and potential curative effects and safety in the treatment of diseases, including as compared to other treatment options and competitive therapies; our expected cash runway; and the potential to expand the use of our switch technology through additional license opportunities. Our estimates, projections and other forward-looking statements are based on management's current assumptions and expectations of future events and trends, which affect or may affect our business, strategy, operations or financial performance. Although we believe that these estimates, projections and other forward-looking statements are based upon reasonable assumptions, they are subject to numerous known and unknown risks and uncertainties and are made in light of information currently available to us. Many important factors, in addition to the factors described in this presentation, may adversely and materially affect our results as indicated in forward-looking statements. All statements other than statements of historical fact are forward-looking statements. Estimates, projections and other forward-looking statements speak only as of the date they were made, and, except to the extent required by law, we undertake no obligation to update any forward-looking statement. These statements are also subject to a number of material risks and uncertainties that are described more fully in Bellicum’s filings with the Securities and Exchange Commission, including without limitation our annual report on Form 10-K for the year ended December 31, 2020 and our quarterly report on Form 10-Q for the period ended June 30, 2021. 2Forward Looking Statement This presentation contains estimates, projections and other forward-looking statements, concerning, among other things: our research and development activities relating to our GoCAR™ platform, our CaspaCIDe safety switch, and related technologies; our product candidates including BPX-601, BPX-603, and rimiducid; the timing and success of our current and planned clinical trials, including the timing of receipt of data from such clinical trials and the timing of our reports of such data; the possible range of applications of our cell therapy programs and potential curative effects and safety in the treatment of diseases, including as compared to other treatment options and competitive therapies; our expected cash runway; and the potential to expand the use of our switch technology through additional license opportunities. Our estimates, projections and other forward-looking statements are based on management's current assumptions and expectations of future events and trends, which affect or may affect our business, strategy, operations or financial performance. Although we believe that these estimates, projections and other forward-looking statements are based upon reasonable assumptions, they are subject to numerous known and unknown risks and uncertainties and are made in light of information currently available to us. Many important factors, in addition to the factors described in this presentation, may adversely and materially affect our results as indicated in forward-looking statements. All statements other than statements of historical fact are forward-looking statements. Estimates, projections and other forward-looking statements speak only as of the date they were made, and, except to the extent required by law, we undertake no obligation to update any forward-looking statement. These statements are also subject to a number of material risks and uncertainties that are described more fully in Bellicum’s filings with the Securities and Exchange Commission, including without limitation our annual report on Form 10-K for the year ended December 31, 2020 and our quarterly report on Form 10-Q for the period ended June 30, 2021. 2

Building a Powerful New Future in Cellular IO Our GoCAR platform is engineered to break through the limitations of current cell therapies Persistence Proliferation Enhances effector cell Boosts effector cell functional persistence by proliferation and extends resisting exhaustion and survival, potentially inhibitory signals from leading to more durable the tumor environment responses Power Performance Re-ignites the host immune response, Molecular switch unleashing the power to technology enables combat tumor tolerance superior control over and intensify tumor GoCAR cells killing 3Building a Powerful New Future in Cellular IO Our GoCAR platform is engineered to break through the limitations of current cell therapies Persistence Proliferation Enhances effector cell Boosts effector cell functional persistence by proliferation and extends resisting exhaustion and survival, potentially inhibitory signals from leading to more durable the tumor environment responses Power Performance Re-ignites the host immune response, Molecular switch unleashing the power to technology enables combat tumor tolerance superior control over and intensify tumor GoCAR cells killing 3

Product Pipeline Establishing the clinical value of GoCAR-T in solid tumors to propel cellular IO forward Clinical Product Candidate Discovery IND-Enabling Proof-of-Concept BPX-601 Castration-Resistant Prostate Cancer PSCA GoCAR-T PSCA+ Pancreatic Cancer BPX-603 HER2+ Solid Tumors HER2 GoCAR-T (Dual-Switch) 4Product Pipeline Establishing the clinical value of GoCAR-T in solid tumors to propel cellular IO forward Clinical Product Candidate Discovery IND-Enabling Proof-of-Concept BPX-601 Castration-Resistant Prostate Cancer PSCA GoCAR-T PSCA+ Pancreatic Cancer BPX-603 HER2+ Solid Tumors HER2 GoCAR-T (Dual-Switch) 4

Technology Overview 5Technology Overview 5

GoCAR: Differentiated Technology Platform Current Generation CAR Technology Next Generation GoCAR Technology Rimiducid Inducible MyD88/CD40 ”iMC” 6GoCAR: Differentiated Technology Platform Current Generation CAR Technology Next Generation GoCAR Technology Rimiducid Inducible MyD88/CD40 ”iMC” 6

GoCAR Proliferation: Superior Expansion and Resistance to T Cell Exhaustion iMC activation limits T cell dysfunction in repeat tumor stimulation exhaustion assay T cell IL-2 production T cell expansion HER2+ tumor 100 100000 cells BPX-603 + Rim 10000 BPX-603 + Rim NT NT 1000 Repeat HER2.z HER2.z 10 tumor HER2.BB.z HER2.BB.z exposure 100 HER2.28.z HER2.28.z BPX-603 BPX-603 BPX-603 + Rim 10 BPX-603 + Rim 1 1 0 2 4 1 2 3 4 Functional Stimulation number Stimulation number assays 7 Fold-expansion IL-2 production (pg/ml)GoCAR Proliferation: Superior Expansion and Resistance to T Cell Exhaustion iMC activation limits T cell dysfunction in repeat tumor stimulation exhaustion assay T cell IL-2 production T cell expansion HER2+ tumor 100 100000 cells BPX-603 + Rim 10000 BPX-603 + Rim NT NT 1000 Repeat HER2.z HER2.z 10 tumor HER2.BB.z HER2.BB.z exposure 100 HER2.28.z HER2.28.z BPX-603 BPX-603 BPX-603 + Rim 10 BPX-603 + Rim 1 1 0 2 4 1 2 3 4 Functional Stimulation number Stimulation number assays 7 Fold-expansion IL-2 production (pg/ml)

GoCAR Persistence: Resistance to Immune Suppressive TME iMC overrides common inhibitory molecules in the tumor microenvironment TGF-b PD-L1 Inhibitory TME 140 35 BPX-601 + Rim BPX-601 + Rim 120 30 M2 MF 25 100 PGE MDSC 2 80 BPX-601 20 BPX-601 BPX-601 + PD-L1 BPX-601 + TGF-b 60 15 PD-L1 BPX-601 + TGF-b BPX-601 + PD-L1 10 40 + Rim + Rim TGF-b ↓ Inhibition 20 5 ↓ Inhibition 0 0 0 100 200 0 100 200 Culture time (hours) Culture time (hours) TME – tumor microenvironment 8 CAR-T proliferation index CAR-T proliferation indexGoCAR Persistence: Resistance to Immune Suppressive TME iMC overrides common inhibitory molecules in the tumor microenvironment TGF-b PD-L1 Inhibitory TME 140 35 BPX-601 + Rim BPX-601 + Rim 120 30 M2 MF 25 100 PGE MDSC 2 80 BPX-601 20 BPX-601 BPX-601 + PD-L1 BPX-601 + TGF-b 60 15 PD-L1 BPX-601 + TGF-b BPX-601 + PD-L1 10 40 + Rim + Rim TGF-b ↓ Inhibition 20 5 ↓ Inhibition 0 0 0 100 200 0 100 200 Culture time (hours) Culture time (hours) TME – tumor microenvironment 8 CAR-T proliferation index CAR-T proliferation index

CaspaCIDe Safety Switch

Inducible apoptosis to mitigate cell therapy-mediated adverse events



Inactive
Active
FKBP12v36
Caspase-9
Inducible
Caspase-9
"iC9"
Apoptosis

Potential Applications

- Controlling toxicity associated with cell therapies
  - Cytokine Release Syndrome
  - ICANS
- Targeting antigens with known or potential high-risk side effects
- Developing next-generation, higher-potency cell therapy constructs
- Managing GvHD associated with adoptive T cell therapy with allogeneic T cells

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Clinical Experience with CaspaCIDe (iC9) 1 2 Experience from Rivo-cel Program CAR-T Case Report from University of North Carolina 24 pediatric haplo-HSCT patients experienced advanced 26-year-old female with relapsed B-ALL received CD19.iC9 or steroid-refractory GvHD from iC9-containing allogeneic CAR-T; received rimiducid to treat refractory ICANS T cells and received rimiducid to trigger iC9 ICANS G1 G1 G3 G4 G1 CRS (ICE 8) (ICE 0) (ICE 0)(ICE 7) Resolved 0 1 2 3 4 5 6 7 8 9 10 11 12 13 70% Overall Response Rate* Median Time to Response (n=24) Tocilizumab Rimiducid CD19.iC9 1 Day (Range 1-4 Days) Dexamethasone CAR-T Cells Methylprednisone Complete Rapid Results After Response Immunological Response Rimiducid Administration • All evaluable patients receiving Partial • >80% reduction in CAR-T rimiducid had reduction in Response transgene copies within 4 circulating rivo-cel cells hours • Majority of reduction observed ICANs improvement to • Four additional patients within 4 hours Grade 1 within 12 hours achieved CR by Day 30 * Evaluated at Day 7 post-rimiducid administration 1. Elkeky, et al, Blood (2018) 132 (Supplement 1): 2207. 10 2. Matthew C. Foster, et al; Utility of a safety switch to abrogate CD19.CAR T-cell–associated neurotoxicity. Blood 2021; 137 (23): 3306–3309. DayClinical Experience with CaspaCIDe (iC9) 1 2 Experience from Rivo-cel Program CAR-T Case Report from University of North Carolina 24 pediatric haplo-HSCT patients experienced advanced 26-year-old female with relapsed B-ALL received CD19.iC9 or steroid-refractory GvHD from iC9-containing allogeneic CAR-T; received rimiducid to treat refractory ICANS T cells and received rimiducid to trigger iC9 ICANS G1 G1 G3 G4 G1 CRS (ICE 8) (ICE 0) (ICE 0)(ICE 7) Resolved 0 1 2 3 4 5 6 7 8 9 10 11 12 13 70% Overall Response Rate* Median Time to Response (n=24) Tocilizumab Rimiducid CD19.iC9 1 Day (Range 1-4 Days) Dexamethasone CAR-T Cells Methylprednisone Complete Rapid Results After Response Immunological Response Rimiducid Administration • All evaluable patients receiving Partial • >80% reduction in CAR-T rimiducid had reduction in Response transgene copies within 4 circulating rivo-cel cells hours • Majority of reduction observed ICANs improvement to • Four additional patients within 4 hours Grade 1 within 12 hours achieved CR by Day 30 * Evaluated at Day 7 post-rimiducid administration 1. Elkeky, et al, Blood (2018) 132 (Supplement 1): 2207. 10 2. Matthew C. Foster, et al; Utility of a safety switch to abrogate CD19.CAR T-cell–associated neurotoxicity. Blood 2021; 137 (23): 3306–3309. Day

Dual-Switch GoCAR-T A controllable system to manage CAR-T proliferation, persistence, and safety Lead Program: BPX-603 (HER2) 11Dual-Switch GoCAR-T A controllable system to manage CAR-T proliferation, persistence, and safety Lead Program: BPX-603 (HER2) 11

BPX-601 PSCA GoCAR-T 12BPX-601 PSCA GoCAR-T 12

BPX-601 GoCAR-T Targets Solid Tumors Expressing PSCA

Product Profile Summary

- Attractive first-in-class solid tumor CAR-T opportunity
- First-in-human experience with iMC

Program Update

- Initial cell dose escalation, lymphodepletion optimization, and safety assessment of single and repeat-rimiducid dosing in pancreatic cancer complete
- Rimiducid dose escalation in metastatic castration-resistant prostate cancer (mCRPC) ongoing
- Planned presentation of initial mCRPC data in 1Q'22

Unmet Need

Unmet need in mCRPC remains, particularly in patients who have progressed after androgen deprivation therapy and chemotherapy

	Annual Incidence (U.S.)*	Annual Deaths (U.S.)	% Expressing PSCA
Prostate	249k	34k	75-90%

* Incidence includes all newly diagnosed prostate cancer

Incidence and annual deaths: American Cancer Society projections for 2021 based on earlier reported SEER data. Source: seer.cancer.gov, August 2021
PSCA expression: Argani et al, Cancer Res 2001; Reiter et al., PNAS 1998; Abate-Daga et al, HGT 2014; Data on file

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BPX-601: GoCAR-T Increased Immunomodulatory Cytokines Infusion of BPX-601 and activation with rimiducid increased immunomodulatory cytokines § Increases in Th1 and Th2 cytokines were observed with: Administration of § BPX-601 GoCAR-T cells § GoCAR-T activation with rimiducid Shaw et al, ASCO GI 2020 Stacked bars represent the summed mean fold-change in concentration of cytokines in each category in patients from Cohort 5B (n=5). Black dotted line represents the mean VCN for Cohort 5B. Gray dotted line represented 14 14 rimiducid administration on Day 7. Conc., concentration; Rim, rimiducid.BPX-601: GoCAR-T Increased Immunomodulatory Cytokines Infusion of BPX-601 and activation with rimiducid increased immunomodulatory cytokines § Increases in Th1 and Th2 cytokines were observed with: Administration of § BPX-601 GoCAR-T cells § GoCAR-T activation with rimiducid Shaw et al, ASCO GI 2020 Stacked bars represent the summed mean fold-change in concentration of cytokines in each category in patients from Cohort 5B (n=5). Black dotted line represents the mean VCN for Cohort 5B. Gray dotted line represented 14 14 rimiducid administration on Day 7. Conc., concentration; Rim, rimiducid.

BPX-601: GoCAR-T Tumor Infiltration

On-treatment biopsies taken from metastatic lesions show BPX-601 tumor infiltration



BPX-601 Infiltration
Total Infiltrating BPX-601 Cells
500
400
300
200
100
0
77
82
161
38
119
212
238
19
5B-2
5B-4
5B-5
Tumor
Stroma
Adj. Normal



Patient 5B-5 (Omentum)



Patient 5B-4 (Liver)

CD3 = Blue; BPX-601 = Red, arrows

- Analysis of tumor metastases from patients showed:
  - Infiltration of BPX-601 GoCAR-T cells
  - BPX-601 effectively localized to tumor

Shaw et al, ASCO GI 2020

(Left) Stacked bars represent the total number of BPX-601 cells quantified in ISH stained tissue sections of available (n=3) biopsies from metastatic lesions of Cohort 5B patients. White numbers in bars indicate the number of BPX-601 cells measured within each ROI.

(Right) Representative images of CD3 (IHC) and BPX-601 (ISH) stained tissue sections of available (n=3) biopsies from metastatic lesions of Cohort 5B patients. Red arrows indicate BPX-601 GoCAR-T cells

Adj. normal, adjacent normal; ROI, region of interest.

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BPX-601: Modulation of Tumor Microenvironment Changes in gene expression consistent with productive T cell immune responses § Upregulation of T/CAR-T Differentially Expressed Genes in Tumor Metastases After BPX-601 + Rim cell associated genes (Cohort 5B, n=3) including: GZMB – Target cell killing § by cytotoxic T cells § CXCR3 – Activated T cell trafficking § 41BB(TNFSF9) / 41BBL(TNFRSF9) – T cell costimulation CD3Z (CD247) – § TCR Signaling STAT1 – Interferon § signaling Effector T/ CAR-T Cell § BPX-601 – Infiltrating Associated Genes GoCAR-T cells Shaw et al, ASCO GI 2020 16 Box and whisker plots indicate log2 fold change of genes with altered expression (upregulation or downregulation) while on-treatment (Day 14-21) from paired baseline sample (p-value < 10%). nCounter data using NanoString PanCan IO360 panel.BPX-601: Modulation of Tumor Microenvironment Changes in gene expression consistent with productive T cell immune responses § Upregulation of T/CAR-T Differentially Expressed Genes in Tumor Metastases After BPX-601 + Rim cell associated genes (Cohort 5B, n=3) including: GZMB – Target cell killing § by cytotoxic T cells § CXCR3 – Activated T cell trafficking § 41BB(TNFSF9) / 41BBL(TNFRSF9) – T cell costimulation CD3Z (CD247) – § TCR Signaling STAT1 – Interferon § signaling Effector T/ CAR-T Cell § BPX-601 – Infiltrating Associated Genes GoCAR-T cells Shaw et al, ASCO GI 2020 16 Box and whisker plots indicate log2 fold change of genes with altered expression (upregulation or downregulation) while on-treatment (Day 14-21) from paired baseline sample (p-value < 10%). nCounter data using NanoString PanCan IO360 panel.

BPX-601: BP-012 Phase 1/2 Study

Dose escalation in relapsed metastatic castration-resistant prostate cancer (mCRPC)

	Planned mCRPC Phase 1 – 3+3 Design*		
	Dose Level 1	Dose Level 2	Dose Levels 3+
Conditioning	Cytoxan 0.5g/m^2 Fludarabine 30mg/m^2 @ Days -5, -4, -3		
BPX-601 *@ Day 0*	5 x 10^6 cells/kg		
Rimiducid *Beginning Day 7*	Single Dose 0.4 mg/kg	Weekly 0.4 mg/kg	Escalating Dose

mCRPC Dose Escalation Rationale

- DL1 intended to establish safety in mCRPC at previously cleared dose/schedule in pancreatic cancer
- DL2 intended to establish safety of current rimiducid dose administered weekly
- DL3+ intended to increase rimiducid exposure
  - Non-clinical models demonstrate that increased rimiducid exposure enhances proliferation, persistence, and anti-tumor effect of GoCAR-T cells

Phase 2 Expansion

- Planned expansion of 10-40 patients once Phase 2 dose/schedule identified

ClinicalTrials.gov Identifier: NCT02744287

Bellicum

* Up to 4 additional cohorts (12-24 additional patients)

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Rationale for Rimiducid Dose Escalation In non-clinical models, increasing exposure to rimiducid leads to… Increased Enhanced Improved GoCAR-T Cell Persistence Cytokine Production Anti-Tumor Efficacy OE19 Tumor Bioluminescence T cell Bioluminescence Serum IFN-γ Levels Day 37 post T cell transplantaKon Day 34 post T cell transplantaEon Day 14 post T cell transplantaFon ⁷ 3,000 ⁸ 10 * 10 # * ⁷ 10 * 2,000 ⁶ 10 ⁶ 10 ⁵ 10 1,000 ⁴ 10 * P=0.0036 P = 0.0463 # P = 0.0092 ⁵ # ³ 0 10 10 0 0.03 0 0.03 0.1 0.3 1 0.1 0.3 1 0.1 1 0 0.03 0.3 Rim (mg/kg) Rim (mg/kg) Rim (mg/kg) N = 5 mice per group # - Reference group * - Comparator P values calculated by one-way ANOVA 18 Source: Data on file ² Avg. Radiance (p/s/cm /sr) IFN-γ (pg/ml) ² Avg. Radiance (p/s/cm /sr)Rationale for Rimiducid Dose Escalation In non-clinical models, increasing exposure to rimiducid leads to… Increased Enhanced Improved GoCAR-T Cell Persistence Cytokine Production Anti-Tumor Efficacy OE19 Tumor Bioluminescence T cell Bioluminescence Serum IFN-γ Levels Day 37 post T cell transplantaKon Day 34 post T cell transplantaEon Day 14 post T cell transplantaFon ⁷ 3,000 ⁸ 10 * 10 # * ⁷ 10 * 2,000 ⁶ 10 ⁶ 10 ⁵ 10 1,000 ⁴ 10 * P=0.0036 P = 0.0463 # P = 0.0092 ⁵ # ³ 0 10 10 0 0.03 0 0.03 0.1 0.3 1 0.1 0.3 1 0.1 1 0 0.03 0.3 Rim (mg/kg) Rim (mg/kg) Rim (mg/kg) N = 5 mice per group # - Reference group * - Comparator P values calculated by one-way ANOVA 18 Source: Data on file ² Avg. Radiance (p/s/cm /sr) IFN-γ (pg/ml) ² Avg. Radiance (p/s/cm /sr)

BPX-603 HER-2 Dual-Switch GoCAR-T 19BPX-603 HER-2 Dual-Switch GoCAR-T 19

BPX-603 Dual Switch GoCAR-T Targeting HER2

Product Profile Summary

- HER2 is a validated tumor antigen expressed on numerous solid tumors with high unmet need
- BPX-603 designed to potentially address limitations of previous CAR-T efforts targeting HER2
  - Moderate affinity scFv to enhance target engagement and activity
  - MC signaling to increase cell proliferation & persistence, modulate the TME, and enhance host immunity
  - Bellicum switch technology designed to time and manage CAR-T activation and enable mitigation of acute toxicities

Program Update

- Enrolling Dose Level 1
- Planned presentation of initial data in 4Q'21

Unmet Need

Indication	Incidence[1]	HER2+	5-year OS (Stage IV)[1]
Gastric	28,000	10-30%[3]	<20%
Colorectal	145,000	10%[4]	<15%
Ovarian	22,000	20-30%[5]	<30%
Uterine/ Endometrial	61,000	50-80%[6]	14-69%
Breast	271,000	16%[7]	90%
Glioblastoma	12,000	20-30%[2]	<20%

[1]National Cancer Database, American Cancer Society, https://www.cancer.org, accessed 21 December 2018; [2]Liu et al., Cancer Res 2004; [3]Gravalos et al., Annals Oncol 2008; [4]Tu et al., Exp Ther Med 2018; [5]Berchuck et al., Cancer Res 1990, Bartlett et al., Brit J Cancer 1996; [6]Grushko et al., Gynecologic Oncol 2008, (7) Cronin et al, Cancer Invest. 2010

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Historical HER2 Studies: Modest Clinical Outcomes Study Properties Morgan, 2010 Ahmed, 2015 Feng, 2017 Ahmed, 2017 Hegde, 2019 Construct 4D5-28-BB-z FRP5-28-z Her2-BB-z FRP5-28-z FRP5-28-z Indication(s) Metastatic colon Sarcomas CCA and PCa GBM Sarcomas Patient number 1 19 11 17 10 HER2 expression ≥2+ (IHC) ≥1+ (IHC) >50% positive ≥1+ (IHC) ≥1+ (IHC) 10 4 8 6 6 8 8 CAR-T dose 10 10 - 10 10 10 - 10 10 CAR-T expansion NE Negligible >1,000 copies Negligible >10,000 copies Toxicity Lung reactivity No DLTs Mild AEs Mild AEs Mild AEs Outcome Grade 5 toxicity 1 PR 1 PR 1 PR 2 CR Total Responses: 2 CR, 3 PR, 5/58 (8.6% ORR) 21Historical HER2 Studies: Modest Clinical Outcomes Study Properties Morgan, 2010 Ahmed, 2015 Feng, 2017 Ahmed, 2017 Hegde, 2019 Construct 4D5-28-BB-z FRP5-28-z Her2-BB-z FRP5-28-z FRP5-28-z Indication(s) Metastatic colon Sarcomas CCA and PCa GBM Sarcomas Patient number 1 19 11 17 10 HER2 expression ≥2+ (IHC) ≥1+ (IHC) >50% positive ≥1+ (IHC) ≥1+ (IHC) 10 4 8 6 6 8 8 CAR-T dose 10 10 - 10 10 10 - 10 10 CAR-T expansion NE Negligible >1,000 copies Negligible >10,000 copies Toxicity Lung reactivity No DLTs Mild AEs Mild AEs Mild AEs Outcome Grade 5 toxicity 1 PR 1 PR 1 PR 2 CR Total Responses: 2 CR, 3 PR, 5/58 (8.6% ORR) 21

BPX-603: Compelling Preclinical Evidence iMC co-activation enhances cell proliferation Moderate affinity scFv enhances relative to current CAR-T standards anti-tumor effect relative to low affinity FRP5 Tumor growth T cell bioluminescence 10000000 100 10 1000000 BPX-603 + Rim NT 1 FRP5 + Rim 100000 4D5-5 + Rim 0.1 10000 BPX-603 + Rim 0.01 1000 0 5 10 15 20 0 20 40 60 80 Days post-T cell injection Days post-T cell injection 22 Average radiance (p/s/cm2/sr) Average radiance (p/s/cm2/sr)BPX-603: Compelling Preclinical Evidence iMC co-activation enhances cell proliferation Moderate affinity scFv enhances relative to current CAR-T standards anti-tumor effect relative to low affinity FRP5 Tumor growth T cell bioluminescence 10000000 100 10 1000000 BPX-603 + Rim NT 1 FRP5 + Rim 100000 4D5-5 + Rim 0.1 10000 BPX-603 + Rim 0.01 1000 0 5 10 15 20 0 20 40 60 80 Days post-T cell injection Days post-T cell injection 22 Average radiance (p/s/cm2/sr) Average radiance (p/s/cm2/sr)

BPX-603 Phase 1/2 Trial Design

Two-Part Safety/Activity Study of HER2-Targeted Dual Switch GoCAR-T Cells in Previously Treated HER2+ Solid Tumors

Phase 1: 3+3 Dose Escalation

Locally advanced or metastatic HER2+ solid tumors[1] where standard treatment is no longer effective, does not exist, or subject is ineligible[2]



Escalating doses BPX-603 with repeat-dose rimiducid
Starting Dose
DL -2
2.5×10^4
DL -1
5×10^4
DL 1
1×10^5
DL 2
1×10^6
DL 3
2.5×10^6
DL 4
5×10^6
Cells/kg

- Sequential patient enrollment
  - ≥28 days for cohort 1
  - ≥14 days for subsequent cohorts
- First subject in each dose level receives cells only without rimiducid

Phase 2: Multi-Arm Dose Expansion in Select Tumor Types

- Cohort 1: Gastric
- Cohort 2: Breast

If ≥1 response

- Cohort 3: Ovarian
- Cohort 4: Colorectal
- Cohort 5: GBM[3]
- Cohort 6: Uterine/Endometrial

- Expansion cohorts 10 patients each
- Ability to expand each cohort based on clinical response

[1] GBM excluded from Phase 1
[2] Must include approved HER2-targeted therapy for breast/gastric cancers
[3] Subjects with GBM will be dosed at recommended dose for expansion (RDE) -1

Bellicum

ClinicalTrials.gov Identifier: NCT04650451

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Expanding the Use of CaspaCIDe Through Licensing 24Expanding the Use of CaspaCIDe Through Licensing 24

Expanding the Use of CaspaCIDe Through Licensing Summary New Licensing Agreements in 2021 § CaspaCIDe is the most clinically-validated safety switch, offering § The University of Texas the potential to improve the benefit/risk of cell therapies MD Anderson Cancer Center § Bellicum has established option/license agreements with leading § University of North Carolina institutions for use of CaspaCIDe and rimiducid in cell therapies Lineberger Comprehensive Cancer Center § Agreements currently cover seven CAR-T and CAR-NK programs § Massachusetts General Hospital Cancer Center with potential to add more over time § Under these agreements, Bellicum is entitled to: § Sub-license execution fees upon out-license of program § % share of milestones and certain other sub-licensing revenue § Single digit % royalty on product net sales § Agreements have generated over $11m in revenue to date 25

Summary 26Summary 26

Anticipated Key Program Goals & Milestones Product Candidate Goals & Milestones Planned Timing BPX-601 Initial Phase 1 data in mCRPC 1Q’22 PSCA GoCAR-T BPX-603 Initial Phase 1 data 4Q’21 HER2 GoCAR-T (Dual-Switch) 27Anticipated Key Program Goals & Milestones Product Candidate Goals & Milestones Planned Timing BPX-601 Initial Phase 1 data in mCRPC 1Q’22 PSCA GoCAR-T BPX-603 Initial Phase 1 data 4Q’21 HER2 GoCAR-T (Dual-Switch) 27

Investment Summary

Building a next generation cell therapy pipeline around the GoCAR platform

GoCAR Platform

Differentiated co-activation domain (MyD88/CD40) and switch technology drive greater proliferation, persistence, power, and performance

BPX-601

- Autologous GoCAR-T targeting PSCA
- Enrolling mCRPC patients in Phase 1/2 trial
- Data update planned 1Q'2022

BPX-603

- Autologous Dual-Switch GoCAR-T targeting HER2
- Enrolling HER2+ solid tumor patients in Phase 1/2 trial
- First data update planned 4Q'2021

CaspaCIDe Licensing

- Seven licensed programs to date
- Potential to expand use of switch technology

Cash runway extends into 2Q'22

- Cash balance of $21.8M as of June 30, 2021

Bellicum

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